                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

                 Filed by the Registrant                    (X)
                 Filed by a Party other than the Registrant ( )

Check the appropriate box:
( )  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FIRST CYPRESS TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                         Hamilton, Lehrer and Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                             Telephone 561-416-8956
                             Facsimile 561-416-2855

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies: _______
    2) Aggregate number of securities to which transaction applies: _______
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______
    4) Proposed maximum aggregate value of transaction: _______
    5) Total fee paid: _______
( ) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid: _______
    2) Form, Schedule or Registration Statement No.: _______
    3) Filing Party: _______
    4) Date Filed: _______

                        FIRST CYPRESS TECHNOLOGIES, INC.
                         501 - 1281 West Georgia Street
                       Vancouver, British Columbia V6E 3J7
                                  604-484-2899

                                 Definitive Copy
                               Filed June 16, 2003

To Our Stockholders:

You are cordially invited to attend a Special Meeting of the stockholders of
First Cypress Technologies, Inc. to be held on June 26, 2003 at 8 a.m., Eastern
Standard Time, at the office of our legal counsel, Hamilton, Lehrer and
Dargan, P.A., located at 2 East Camino Real, Suite 202, Boca Raton, Florida
33432, telephone 561-416-8956, facsimile 561-416-2855.

Our Board of Directors has unanimously approved each of the matters to be placed before our stockholders at the Special Meeting and unanimously recommends that you vote in favor of each of those matters.

It is important that you use this opportunity to participate in these matters by voting on the proposals to be considered at the Special Meeting. Whether or not you intend to attend the Special Meeting, please complete, date, sign and promptly return the accompanying Proxy Card in the enclosed postage-paid envelope, so that your shares are represented at the Special Meeting. Returning the Proxy Card does not mean that you may not attend the Special Meeting and vote in person.

We thank you for your support of First Cypress Technologies, Inc. and look forward to seeing you at the meeting.

Sincerely,

/s/Robert Rosner
Robert Rosner, President and Chairman of the Board of Directors

  This document is dated June 16, 2003 and was first mailed to stockholders on
                                 June 16, 2003.

                           Definitive Proxy Statement
                               Filed June 16, 2003

                        FIRST CYPRESS TECHNOLOGIES, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 26, 2003

DATE
The Special Meeting will be held on Thursday, June 26, 2003.

TIME
The Special Meeting will be held at 8 a.m.

PLACE
The Special Meeting will be held at the office of our legal counsel,
Hamilton, Lehrer and Dargan, P.A., located at 2 East Camino Real, Suite 202,
Boca Raton, Florida 33432, telephone 561-416-8956, facsimile 561-416-2855.

ITEMS OF BUSINESS
The purpose of the Special Meeting is to consider and act upon the following proposals:
(1) an amendment of our Articles of Incorporation to increase the authorized number of our shares of common stock from 25,000,000 shares to 150,000,000 shares;

(2) an amendment of our Articles of Incorporation to authorize us to issue
100,000,000 shares of undesignated preferred stock, par value $.001;

(3) an amendment of our Articles of Incorporation to change our name from First
Cypress Technologies, Inc. to First Cypress Inc.;

(4) an amendment and restatement of our Bylaws to allow action to be taken by written consent of stockholders without a meeting of the stockholders; and

(5) an amendment and restatement of our Bylaws to allow our Board of Directors to amend our Bylaws by a majority vote of our Board of Directors.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

RECORD DATE
Stockholders who owned shares of our stock at the close of business on June 15,
2003, are entitled to attend and vote at the  meeting.  A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at the office of our legal counsel, Hamilton,
Lehrer and Dargan, P.A., located at 2 East Camino Real, Suite 202, Boca Raton,
Florida 33432, telephone 561-416-8956, facsimile 561-416-2855. A stockholder may examine the list for any legally valid purpose related to the meeting. The list also will be available during the Special Meeting for inspection by any stockholder present at the meeting.

MEETING ADMISSION
The Special Meeting will begin promptly at 8 a.m.

VOTING BY PROXY
Please submit a Proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You may submit your
Proxy by mail. For specific instructions, refer to the information beginning on page 5 of this Proxy Statement and the instructions on the Proxy Card.

By Order of the Board of Directors,

/s/Robert Rosner
Robert Rosner, President and Chairman of the Board of Directors

June 16, 2003

THIS NOTICE OF MEETING AND ACCOMPANYING PROXY CARD ARE FIRST BEING DISTRIBUTED
TO THE STOCKHOLDERS OF FIRST CYPRESS TECHNOLOGIES, INC. ON OR ABOUT JUNE 16,
2003. THE SPECIAL MEETING WILL BE HELD ON THURSDAY, JUNE 26, 2003.

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL INFORMATION
The Board of Directors of First Cypress Technologies, Inc., a Nevada
corporation, (herein referred to as "First Cypress Technologies," "we," "us," or
"our") is soliciting the enclosed Proxy from you. Our principal executive offices are located at 501 - 1281 West Georgia Street, Vancouver, British
Columbia V6E 3J7.

This Proxy Statement contains important information regarding our Special
Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures.

WHAT IS THE DATE, TIME AND PLACE OF THE MEETING?
The Proxy will be used at our Special Meeting of stockholders to be held at 8
a.m., Eastern Standard Time, on June 26, 2003, at the office of our legal counsel, Hamilton, Lehrer and Dargan, P.A., located at 2 East Camino Real, Suite
202, Boca Raton, Florida 33432, telephone 561-416-8956, facsimile 561-416-2855.
This Proxy is first being sent to our stockholders on June 16, 2003.

WHAT IS A PROXY?
A Proxy is a procedure that enables you, as a stockholder, to authorize someone else to cast your vote for you. The Board of Directors of First Cypress
Technologies, Inc. is soliciting your Proxy, and asking you to authorize Mr.
Robert Rosner, our President and Chairman of the Board of Directors, to cast your vote for you in person or abstain from voting, if you so choose. The term
Proxy is also used to refer to the person who is authorized by you to vote for you.

WHAT ARE A PROXY STATEMENT AND A PROXY CARD?
A Proxy Statement is the document the United States Securities and Exchange
Commission requires to explain the matters on which you are asked to vote. A
Proxy Card is the form by which you may authorize someone else, in this case,
Mr. Robert Rosner, our President and Chairman of the Board of Directors, to cast your vote for you. This Proxy Statement and the Proxy Card with respect to our
Special Meeting will be mailed on June 16, 2003 to all of our stockholders entitled to vote at the Special Meeting.

WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE AT THE SPECIAL MEETING?
At the Special Meeting, you will be asked to consider and vote on the following five proposals:
     o    Proposal 1 - To amend our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from
          25,000,000 shares to 150,000,000 shares;
     o    Proposal 2 - To amend our Articles of Incorporation to authorize us to issue 100,000,000 shares of undesignated preferred stock, par value
          $.001;
     o    Proposal 3 - To amend our Articles of Incorporation to change our name from First Cypress Technologies, Inc. to First Cypress Inc.;
     o    Proposal 4 - To amend and restate our Bylaws to allow action to be taken by written consent of stockholders without a meeting of stockholders; and
     o    Proposal 5 - To amend and restate our Bylaws to allow our Board of
          Directors to amend our Bylaws by a majority vote of our Board of
          Directors.

HAS OUR BOARD OF DIRECTORS APPROVED THE FIVE PROPOSALS?
Our Board of Directors has unanimously approved each of the five proposals to be placed before our stockholders at the Special Meeting and unanimously recommends that you vote in favor of each of those proposals.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?
The Board of Directors does not know of any other matters that may come before the Special Meeting. Nevada law and our Bylaws impose limitations on the ability to present business items at a Special Meeting if those items were not included in the Notice of Special Meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, we do not expect that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment.

WHO IS ENTITLED TO VOTE?
In order to vote, you must have been a stockholder of record at the close of business on June 15, 2003 (herein referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

On the record date of June 15, 2003, there were 21,322,500 shares of our common stock issued, outstanding and entitled to vote. Each share of our common stock is entitled to one vote on each matter to be voted upon.

HOW DO I VOTE BY MAIL?
You may vote by signing your Proxy Card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

HOW DO I VOTE IN  PERSON?
Even if you  currently  plan to  attend  the  Special Meeting,  we recommend that you also submit your Proxy so that your vote will be counted if you later decide not to attend the Special  Meeting.  Shares held in street name may be voted in person by you at the  Special  Meeting  only if you obtain a signed
Proxy from the record  holder  giving you the right to vote the shares.

CAN I REVOKE MY PROXY?
Any stockholder who has executed and returned a Proxy and who for any reason desires to revoke such Proxy may do so at any time before the Proxy is exercised:  (1) by  delivering  written  notice  prior to the  Special Meeting to our legal  counsel,  Hamilton,  Lehrer and Dargan,  P.A.,  Attention: Brenda
Lee  Hamilton,  Esquire,  at 2 East Camino Real,  Suite 202,  Boca Raton,
Florida 33432, telephone 561-416-8956, facsimile 561-416-2855; (2) by voting the shares  represented  by such Proxy in person at the Special  Meeting; or
(3) by giving a later dated Proxy at any time before the voting at the Special
Meeting.

WHAT CONSTITUTES A QUORUM?
In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of one percent (1%) of our shares of common stock issued and outstanding on the record date and entitled to vote.
Shares of common stock represented in person or by Proxy will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the
Special Meeting will be adjourned until a quorum is obtained and no action will be taken.

WHAT VOTE IS REQUIRED TO APPROVE PROPOSALS FOR THE AMENDMENTS TO OUR ARTICLES
OF INCORPORATION AND BYLAWS?
If a quorum exists, the affirmative votes of the holders of shares of common stock must exceed the negative votes cast by such holders to approve the proposals more fully set forth herein.

HOW WILL VOTES BE COUNTED?
You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has no effect on the vote and does not count as a "FOR" or an "AGAINST" vote. If you sign your
Proxy Card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board of
Directors ("FOR" the proposals to be voted upon as set forth herein and in the discretion of the Proxy holders on any other matters that properly come before the Special Meeting).

If a stockholder abstains from voting on an action, that stockholder's shares will not be counted for determining whether the requisite number of stockholders attended the Special Meeting. If a broker does not vote on any particular action because it does not have the authority to do so (a "broker non-vote"), but does vote on other actions, the shares will still be counted for determining whether the requisite number of stockholders attended the meeting. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any matters being voted on at the
Special Meeting.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION
WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
BY US OR ANY OTHER PERSON.

TO WHOM MAY I SPEAK IF I HAVE ADDITIONAL QUESTIONS?
This Proxy Statement will be sent to stockholders of our common stock on or about June 16, 2003. Any questions or requests for assistance regarding our
Proxies and related materials may be directed in writing to Hamilton, Lehrer and
Dargan, P.A., Attn: Brenda Lee Hamilton, Esquire, 2 East Camino Real, Suite 202,
Boca Raton, Florida 33432, telephone 561-416-8956, facsimile 561-416-2855.

INFORMATION REGARDING VOTING

WILL I HAVE DISSENTERS' RIGHTS AS A RESULT OF THE FIVE PROPOSALS?
Nevada law does not provide for appraisal or dissenters' rights for stockholders who vote against the proposed actions should the proposed actions be approved.
We will not provide appraisal or dissenters' rights for stockholders who vote against the proposed actions. As such, there are no appraisal or dissenters'
rights in regard to the proposed actions.

WHAT ARE THE INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON?
No Director, Executive Officer, nominee for election as a Director of First
Cypress Technologies, or any associate thereof, will receive any extra or special benefit as a result of the matters to be acted upon herein, that is not similarly shared on a pro rata basis by all other stockholders of our common stock.

WHAT ARE THE VOTING SECURITIES AND WHO ARE THE PRINCIPAL HOLDERS THEREOF?
We currently have one class of voting stock outstanding which is our common stock. On the record date of June 15, 2003, we had 21,322,500 shares of common stock outstanding, all of which are entitled to vote on the proposed actions as set forth in our letter to our stockholders or otherwise described herein.

The Board of Directors has fixed 5:00 P.M., June 15, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote for, the proposed actions. The time for submitting proxies will expire at 8 A.M.,
Eastern Standard Time, on June 26, 2003.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the ownership as of June 3, 2003 by:
     o    Each stockholder known by us to own beneficially more than five percent (5%) of our common stock;
     o    Each Executive Officer;
     o    Each Director or nominee to become a Director; and
     o    All Directors and Executive Officers as a group.

Title of Class    Name/Address/Position          Amount and Nature of   Percent
                  of Beneficial Owner            Beneficial Owner       of Class

Common Stock      Robert Rosner                  7,500,000 shares       35.2%
                  President, Chief Executive     Direct
                  Officer, Chairman of the
                  Board of Directors
                  Unit 3362
                  349 W. Georgia Street
                  Vancouver, BC V6B3Y3

Common Stock      John Kowalchuk                         0 shares        0%
                  Director
                  #16, 7491 No. 1 Road
                  Richmond, BC V7C 1TC

Common Stock      Elaine Lugo                    2,575,000 shares       12.1%
                  1805 Iron Ridge Drive          Direct
                  Las Vegas, Nevada 89117

Common Stock      All Officers and Directors     7,500,000 shares       35.2%
                  as a Group (includes 2 persons)

There are no beneficial owners of more than five percent (5%) of our common stock other than our President, Chief Executive Officer and Chairman of the
Board of Directors, Robert Rosner, and Elaine Lugo, our stockholder.

This table is based upon information derived from our stock records. Unless otherwise indicated, we believe that each of the stockholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.

WHAT IS THE DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR SPECIAL MEETING?
As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the Proxy Rules established by the Securities and Exchange Commission. Proposals of our
stockholders intended to be presented for consideration at our Special Meeting of stockholders must be received by us no later than June 16, 2003, and must be in compliance with applicable laws and regulations in order that they may be included in the Proxy Statement and form of Proxy related to that meeting.

The attached Proxy Card grants the Proxy holders discretionary authority to vote on any matter raised at the Special Meeting. If you intend to submit a proposal at the Special Meeting, which is not eligible for inclusion in the Proxy
Statement and form of Proxy relating to that meeting, you must do so no later than June 16, 2003. Under these circumstances, a stockholder submitting a proposal must give written notice to the office of our legal counsel, Hamilton,
Lehrer and Dargan, P.A., Attn. Brenda Lee Hamilton, Esquire, at 2 East Camino
Real, Suite 202, Boca Raton, Florida 33432, telephone 561-416-8956, facsimile
561-416- 2855. If you fail to comply with the foregoing notice provision, the
Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the Special Meeting.

          I. PROPOSAL ONE - AMENDMENT OF OUR ARTICLES OF INCORPORATION

WHAT IS THE PROPOSED AMENDMENT?
Our Board of Directors is seeking stockholder approval of an amendment of our
Articles of Incorporation to increase the number of shares of our common stock that we are authorized to issue from 25,000,000 shares to 150,000,000 shares.
The Certificate of Amendment to Articles of Incorporation will be substantially in the form attached hereto as Appendix A.

WHAT IS THE PURPOSE OF PROPOSED AMENDMENT ONE?
We are currently authorized to issue 25,000,000 shares of common stock. In order to properly set the authorized number of shares, our Board of Directors has considered the number of outstanding shares, and a sufficient reserve of authorized stock to effect ordinary transactions in the future.

The Board of Directors believes that it is in our best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a Special Meeting of stockholders.
The Board of Directors believes that the availability of such shares will provide us with the flexibility to issue common stock for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the Board of Directors determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares under management incentive or employee and consultant benefit plans. Our Board of Directors does not intend to authorize the issuance of any such shares, except upon terms the Board of Directors deems to be in our best interests. Our Board of Directors has not authorized or taken any action with respect to the issuance of any such shares and has no present agreement, arrangement or understanding with respect to the issuance of any such shares.

WHAT IS THE EFFECT OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK?
If this Proposal is approved, we will amend Section 3 of our Articles of
Incorporation to reflect that we are authorized to issue 150,000,000 shares of common stock. If this Proposal is not so approved, Section 3 of our current
Articles of Incorporation will remain in effect. If this Proposal is approved, the Certificate of Amendment to Articles of Incorporation will be filed with the
Secretary of State of the State of Nevada after the Special Meeting of stockholders and will become effective upon filing.

WHAT VOTE IS REQUIRED FOR APPROVAL?
This Proposal must be approved by a majority of the holders of our common stock present at the meeting, in person or by Proxy.

HOW DOES OUR BOARD OF DIRECTORS RECOMMEND THAT WE VOTE?
Our Board of Directors recommends that stockholders vote "for" the proposed amendment of our Articles of Incorporation to authorize us to issue 150,000,000 shares of common stock.

          II. PROPOSAL TWO - AMENDMENT OF OUR ARTICLES OF INCORPORATION

WHAT IS THE PROPOSED AMENDMENT?
We are seeking approval for an amendment of our Articles of Incorporation to authorize the issuance of 100,000,000 shares of undesignated preferred stock, par value $.001, with such rights, preferences and privileges as may be determined by the Board of Directors from time to time in our amended Articles of Incorporation. The Certificate of Amendment to Articles of Incorporation will be substantially in the form attached hereto as Appendix A.

WHAT IS THE PURPOSE OF PROPOSED AMENDMENT TWO?
The amended Articles of Incorporation will provide us with the flexibility to issue up to 100,000,000 shares of preferred stock, $.001 par value, in series, with such rights, preferences and powers as our Board of Directors shall determine, without the need for further stockholder approval. If approved, the terms of the preferred stock to be authorized, including dividend or interest rates, conversion prices, redemption prices, maturity dates and similar matters will be determined by the Board of Directors. From time to time, the Board of
Directors may determine that the designation and issuance of preferred stock with certain rights and preferences is necessary to serve certain corporate purposes. Because the terms of such stock may be fixed by the Board of Directors without stockholder action, it can be designated and issued quickly in the event we require additional equity capital. The existence of authorized but undesignated preferred stock could, however, have an anti-takeover effect.
Shares of authorized and unissued stock could (within the limits imposed by applicable law) be given terms and issued in one or more transactions which would make a takeover of our company more difficult and, therefore, less likely.
Shares of undesignated preferred stock could also be issued to persons who are friendly to existing management or used to make acquisitions or enter into other transactions, which might frustrate potential acquirers. Under certain circumstances, this could have the effect of decreasing the market price of the common stock. Further, any preferred stock designated and issued could have rights equal or superior to those of the outstanding common stock and could adversely affect the voting or other rights of the common stockholders. Finally, any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of all outstanding shares of common stock. We do not presently contemplate the issuance of any such undesignated preferred stock. Our Board of Directors believes that the creation of undesignated preferred stock and adoption of the proposed amendment is in the best interests of our company and our stockholders, and the members of the Board of Directors voting on this proposal have unanimously approved the creation of undesignated preferred stock and adoption of the proposed amendment.

WHAT IS THE EFFECT OF AUTHORIZING THE ISSUANCE OF PREFERRED STOCK?
If this Proposal is approved, we will amend our Articles of Incorporation to reflect that we are authorized to issue 100,000,000 shares of preferred stock, par value $.001. If this Proposal is not so approved, our current Articles of
Incorporation will not be amended to authorize us to issue preferred stock. If this Proposal is approved, the Certificate of Amendment to Articles of
Incorporation will be filed with the Secretary of State of the State of Nevada after the Special Meeting of stockholders and will become effective upon filing.

WHAT VOTE IS REQUIRED FOR APPROVAL?
This Proposal must be approved by a majority of the holders of our common stock present at the meeting, in person or by Proxy.

HOW DOES OUR BOARD OF DIRECTORS RECOMMEND WE VOTE?
Our Board of Directors recommends that stockholders vote "for" the proposed amendment of our Articles of Incorporation to authorize us to issue preferred stock.

        III. PROPOSAL THREE - AMENDMENT OF OUR ARTICLES OF INCORPORATION
                    TO CHANGE OUR NAME TO FIRST CYPRESS INC.

WHAT IS THE PROPOSED AMENDMENT?
We are seeking approval for an amendment of our Articles of Incorporation to change our name from First Cypress Technologies, Inc. to First Cypress Inc. The
Certificate of Amendment to Articles of Incorporation will be substantially in the form attached hereto as Appendix A.

WHAT IS THE PURPOSE OF PROPOSED AMENDMENT THREE?
Our Board of Directors believes that the name First Cypress Inc. better reflects our current and anticipated future business. We are not currently involved in any type of technology business and, as such, we desire to remove the word
"technologies" from our name. Our current business consists of mineral exploration. Thus, we desire to remove "technologies" from our name.

WHAT IS THE EFFECT OF THE NAME CHANGE?
If this Proposal is approved, we will amend Section 1 of our Articles of
Incorporation to reflect our name as being First Cypress Inc. If this Proposal is not so approved, Section 1 of our current Articles of Incorporation will remain in effect and our name will remain First Cypress Technologies, Inc. If this Proposal is approved by our stockholders, the Certificate of Amendment to
Articles of Incorporation will be filed with the Secretary of State of Nevada after the Special Meeting of stockholders and will become effective upon filing.
If this Proposal is approved, without any further action by our stockholders, after the name change, our name will be First Cypress Inc. and the outstanding shares of our common stock shall be deemed to be common stock of First Cypress
Inc. The voting and other rights that characterize the common stock will remain the same and will not be altered by the name change.

WHAT VOTE IS REQUIRED FOR APPROVAL?
This Proposal must be approved by a majority of the holders of our common stock present at the meeting, in person or by Proxy.

HOW DOES OUR BOARD OF DIRECTORS RECOMMEND WE VOTE?
Our Board of Directors recommends that stockholders vote "for" the proposed amendment of our Articles of Incorporation to change our name to First Cypress
Inc.

             IV. PROPOSAL FOUR - AMENDMENT AND RESTATEMENT OF BYLAWS

WHAT IS THE PROPOSED AMENDMENT?
Our Board of Directors is currently seeking stockholder approval of an amendment and restatement of our Bylaws to permit action to be taken by written consent of a majority of our stockholders without a meeting. The amended and restated
Bylaws will be substantially in the form attached hereto as Appendix B.

WHAT IS THE PURPOSE OF PROPOSED AMENDMENT FOUR?
Our Bylaws do not currently authorize stockholders to act by written consent in lieu of a stockholder meeting. As such, all matters of stockholders, even matters where a majority vote has indicated its willingness to vote in a certain manner, must be presented at a meeting of our stockholders. We propose to eliminate such requirements and allow stockholder actions by written consent, effective immediately. Allowing us to take action by written consent of stockholders could shorten the amount of time required to take stockholder actions and limit the costs associated with conducting stockholder meetings.

WHAT IS THE EFFECT OF ALLOWING ACTION TO BE TAKEN BY WRITTEN CONSENT OF A
MAJORITY OF OUR STOCKHOLDERS WITHOUT A MEETING?
If this Proposal is approved, Section 13 of our Bylaws will be amended to allow the holders of a majority of the shares of our common stock to take action without convening a meeting. If this Proposal is approved, it will become effective immediately. If this Proposal is not so approved, Section 13 of our current Bylaws will remain in effect.

WHAT VOTE IS REQUIRED FOR APPROVAL?
This Proposal must be approved by a majority of the holders of our common stock present at the meeting, in person or by Proxy.

HOW DOES OUR BOARD OF DIRECTORS RECOMMEND WE VOTE?
Our Board of Directors recommends that stockholders vote "for" the proposed amendment and restatement of our Bylaws to allow action to be taken by written consent of a majority of our stockholders without a meeting.

             V. PROPOSAL FIVE - AMENDMENT AND RESTATEMENT OF BYLAWS

WHAT IS THE PROPOSED AMENDMENT?
Our Board of Directors is currently seeking stockholder approval of an amendment and restatement of our Bylaws to allow amendment of our Bylaws by a majority vote of our Directors. The amended and restated Bylaws will be substantially in the form attached hereto as Appendix B.

WHAT IS THE PURPOSE OF PROPOSED AMENDMENT FIVE?
Our current Bylaws provide that the Bylaws may be amended by our Board of
Directors as stated in our Articles of Incorporation. Our Articles of
Incorporation are silent as to amendment of our Bylaws. As such, an ambiguity exists in our Bylaws as to what action our Board of Directors is required to take to amend our Bylaws. We desire to remove the ambiguous reference in our
Bylaws to our Articles of Incorporation and to allow our Bylaws to be amended by a majority vote of our Board of Directors.

WHAT IS THE EFFECT OF THE AMENDMENT TO OUR BYLAWS?
If this Proposal is approved, Section 43 of our Bylaws will be amended to allow our Board of Directors to amend our Bylaws at any time by a majority vote of the
Board of Directors. If this Proposal is approved, it will become effective immediately. If this Proposal is not so approved, Section 43 of our current
Bylaws will remain in effect.

WHAT VOTE IS REQUIRED FOR APPROVAL?
This Proposal must be approved by a majority of the holders of our common stock present at the meeting, in person or by Proxy.

HOW DOES OUR BOARD OF DIRECTORS RECOMMEND WE VOTE?
Our Board of Directors recommends that stockholders vote "for" the proposed amendment and restatement of our Bylaws to allow amendments to our Bylaws by a majority vote of our Board of Directors.

OTHER PROPOSED ACTION
We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as the Board of Directors may recommend.

WHO WILL PAY FOR THIS PROXY SOLICITATION?
We will bear the entire cost of Proxy solicitation, including the preparation, assembly, legal fees, printing, and mailing of Proxy materials. We estimate that we will pay a fee not to exceed $50,000. In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these Proxy materials to you. We expect Hamilton, Lehrer and Dargan,
P.A., our attorneys, to tabulate the Proxies and act as inspector of the election.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF FIRST CYPRESS TECHNOLOGIES, INC.

Dated: June 16, 2003

                                   APPENDIX A

                                                    -----------------------
[ Great Seal ]  DEAN HELLER                             Certificate of
[   of the   ]  Secretary of State                        Amendment
[  State of  ]  202 North Carson Street             (Pursuant to NRS 78.385
[  Nevada    ]  Carson City, Nevada 89701-4201            and 78.390)
                (775) 684 5708                      -----------------------

--------------------------------------------------------------------------------
              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of corporation: First Cypress Technologies, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

   1.   NAME OF CORPORATION: First Cypress Inc.
   3.   SHARES:
        Number of shares with par value: 150,000,000 shares of Common Stock
                                           Par Value $.001
                                         100,000,000 shares of Preferred Stock
                                           Par Value $.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendments is _______. *

4. Officer Signature (Required):

------------------------------      ------------------------------

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                   APPENDIX B
                                     BYLAWS
                                       OF
                        FIRST CYPRESS TECHNOLOGIES, INC.
                             (A NEVADA CORPORATION)
                            AS AMENDED _______, 2003

                                    ARTICLE I
                                     OFFICES

Section 1. Registered Office. The registered office of the corporation in the State of Nevada shall be in the City of Las Vegas, State of Nevada.

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                                 CORPORATE SEAL

Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate
Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE III
                             STOCKHOLDERS' MEETINGS

Section 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of
Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

Section 5. Annual Meeting.

(a)   The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

(b)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the
Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.
Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(c)   Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors.
Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of
Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5.
At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these
Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

(d)   For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated
Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13,
14 or 15(d) of the Exchange Act.

Section 6.  Special Meetings.

(a)   Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii)
the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors
(whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

(b)   If a special meeting is called by any person or persons other than the
Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive
Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of
Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty
(60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 7. Notice of Meetings. Except as otherwise provided by law or the
Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of
Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of
Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the  corporation  on the record  date,  as  provided in Section 12 of these
Bylaws,  shall be entitled to vote at any meeting of  stockholders.  Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada, Section 217(b). If the
instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c)
shall be a majority or even-split in interest.

Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 13. Action Without Meeting. Action required or permitted to be taken at any meeting of the shareholders may be taken by written consent without a meeting, without prior notice, and without a vote if the action is approved by a majority of the holders of the corporation's outstanding voting shares entitled to vote on the action. Such written consent or consents shall be filed in the minute book.

Section 14. Organization.

(a)   At every meeting of stockholders, the Chairman of the Board of
Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)   The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV
                                   DIRECTORS

Section 15. Number and Qualification. The authorized number of directors of the corporation shall be not less than one (1) nor more than twelve (12) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

Section 17. Election and Term of Office of Directors.
Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.

Section 18. Vacancies. Unless otherwise provided in the Articles of
Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 20. Removal. Subject to the Articles of Incorporation, any
director may be removed by:

(a)   the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

(b)   the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

Section 21. Meetings.

(a)   Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of
Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)   Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the
Board of Directors may also be held at any place within or without the state of
Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

(c)   Special Meetings. Unless otherwise restricted by the Articles of
Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the
Chairman of the Board, the President or any two of the directors.

(d)   Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e)   Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f)   Waiver of Notice. The transaction of all business at any meeting of the
Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22. Quorum and Voting.

(a)   Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)   At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

Section 23. Action Without Meeting. Unless otherwise restricted by the
Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a)   Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive
Committee to consist of one (1) or more  members  of the Board of  Directors.
The Executive Committee,  to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the
Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series),  adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially  all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

(b)   Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees  as may be permitted by law. Such other  committees  appointed by the Board of  Directors  shall  consist  of one (1) or more  members of the
Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

(c)   Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of
Directors. The Board of Directors, subject to the provisions of subsections (a)
or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of
Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The
Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)   Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice
President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting.
The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                    ARTICLE V
                                    OFFICERS

Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the
Board of Directors, the Chief Executive Officer, the President, one or more Vice
Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the
Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more
Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of
Directors.

Section 28. Tenure and Duties of Officers.

(a)   General. All officers shall hold office at the pleasure of the
Board of  Directors  and until  their  successors  shall  have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.
If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)   Duties of Chairman of the Board of Directors. The Chairman of the
Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors
shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

(c)   Duties of  President.  The President shall preside at all meetings of the  stockholders  and at all  meetings  of the Board of  Directors, unless the Chairman of the Board of Directors  has been  appointed  and is present.
Unless some other officer has been elected Chief Executive  Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the  control of the Board of  Directors, have general supervision, direction  and control of the  business  and  officers of the corporation.  The President shall perform other duties  commonly  incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)   Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the  President in the absence or  disability  of the
President or whenever the office of President is vacant.  The Vice  Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other  powers as the Board of Directors or the President shall designate from time to time.

(e)   Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant
Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)   Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of
Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief
Financial Officer, and each Treasurer and Assistant Treasurer and each
Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the
Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI
                  EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION

Section 32. Execution of Corporate Instrument. The Board of Directors
may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or
Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity,  shall be voted, and all proxies with respect thereto  shall be executed,  by the person  authorized so to do by resolution of the  Board of  Directors,  or,  in the  absence  of such authorization,  by the Chairman of the Board of Directors,  the Chief Executive
Officer, the President, or any Vice President.

                                   ARTICLE VII
                                 SHARES OF STOCK

Section 34. Form and Execution of Certificates.
Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of
Directors, or the President or any Vice President and by the Treasurer or
Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 36. Transfers.

(a)   Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)   The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Nevada.

Section 37. Fixing Record Dates.

(a)   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)   In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                  ARTICLE VIII
                       OTHER SECURITIES OF THE CORPORATION

Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the
President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an
Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX
                                    DIVIDENDS

Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                    ARTICLE X
                                   FISCAL YEAR

Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI
                                 INDEMNIFICATION

Section 43. Indemnification of Directors, Executive Officers, Other Officers,
Employees and Other Agents.

(a)   Directors Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General
Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers;
and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof)
initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

(b)   Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General
Corporation Law.

(c)   Expense. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph
(e) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the
Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(d)   Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor.
The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General
Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation
(including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada
General Corporation Law, nor an actual determination by the corporation
(including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

(e)   Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of
Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

(f)   Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)   Insurance. To the fullest extent permitted by the Nevada General
Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h)   Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i)   Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

(j)   Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

     (i)    The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

     (ii)   The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

     (iii)  The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (iv)   References to a "director," "executive officer," "officer,"
     "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     (v)    References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries;
     and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII
                                    NOTICES

Section 44. Notices.

(a)   Notice to Stockholders. Whenever, under any provisions of these
Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

(b)   Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)   Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)   Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

(e)   Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(f)   Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him ill the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(g)   Notice to Person with Whom Communication Is Unlawful.
Whenever notice is required to be given, under any provision of law or of the
Articles of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Nevada
General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(h)   Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of
Incorporation or Bylaws of the corporation, to any stockholder to whom (i)
notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                   ARTICLE XII
                                   AMENDMENTS

Section 45. Amendments. The Board of Directors shall have the power to adopt, amend, or repeal these Bylaws by a majority vote of the Board of
Directors.

                                   ARTICLE XIV
                                LOANS TO OFFICERS

Section 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Declared as the By-Laws, as amended, of First Cypress Technologies, Inc. as of the ____ day of ______, 2003.

Signature of Officer:                ___________________________
Name of Officer:                     Robert Rosner
Position of Officer:                 President and Director

--------------------------------------------------------------------------------

                                     PROXY

             FOR ACTION AT A SPECIAL MEETING OF THE STOCKHOLDERS OF
                        FIRST CYPRESS TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert Rosner, with full power of substitution, to vote, in the name of and as Proxy for, the shares which the undersigned is entitled to vote on or before June 26, 2003, in order to take the written action of stockholders at a Special Meeting to be held on June 26, 2003.

Please mark your votes as indicated: [X]

This Proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
IN FAVOR OF THE FOLLOWING PROPOSED ACTIONS:
     o    Amendment of our Articles of Incorporation increasing our authorized common stock to 150,000,000 shares;
     o    Amendment of our Articles of Incorporation authorizing the issuance of
          100,000,000 shares of preferred stock, $.001 par value;
     o    Amendment of our Articles of Incorporation to change our name to First
          Cypress Inc.;
     o    Amendment and restatement of our Bylaws to allow action to be taken by written consent of stockholders without convening a meeting of the stockholders; and
     o    Amendment and restatement of our Bylaws to allow our Board  of
          Directors to amend our Bylaws by a majority vote of our Board of
          Directors.

1. To amend our Articles of Incorporation to increase our authorized common stock to One Hundred Fifty Million (150,000,000) shares.

        FOR Approval              NOT FOR Approval              Abstain
           [ ]                         [ ]                        [ ]

2. To amend our Articles of Incorporation to authorize us to issue One Hundred
Million (100,000,000) shares of preferred stock, $.001 par value.

        FOR Approval              NOT FOR Approval              Abstain
           [ ]                         [ ]                        [ ]

3. To amend our Articles of Incorporation to change our name to First Cypress
Inc.

        FOR Approval              NOT FOR Approval              Abstain
           [ ]                         [ ]                        [ ]

4. To amend and restate our Bylaws to allow action to be taken by written consent of stockholders without convening a meeting of the stockholders.

        FOR Approval              NOT FOR Approval              Abstain
           [ ]                         [ ]                        [ ]

5. To amend and restate our Bylaws to allow our Board of Directors to amend our
Bylaws by a majority vote of our Board of Directors.

        FOR Approval              NOT FOR Approval              Abstain
           [ ]                         [ ]                        [ ]

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. State the number of shares held where indicated. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by
President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: June 26, 2003

Signature(s):                                Joint Tenant:

---------------------------                  ---------------------------
(Sign Name)                                  (Sign Name)

---------------------------                  ---------------------------
(Print Name)                                 (Print Name)

Number of Shares Held:

---------------------------

       Please return this Proxy in the self-addressed stamped envelope to:
                         Hamilton, Lehrer and Dargan, P.A.
                     Attention: Brenda Lee Hamilton, Esquire
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                            Telephone: (561) 416-8956
                            Facsimile: (561) 416-2855